Exhibit 99(a)(1)(ii)

                              LETTER OF TRANSMITTAL

          To Tender Shares of Common Stock of Five Star Products, Inc.
            Pursuant To The Offer To Purchase Dated February 6, 2004

             This offer and your right to withdraw your shares will
                 expire at 5:00 p.m., Eastern Time, on Tuesday,
                  March 16, 2004, unless the offer is extended.

                        The Depositary for the Offer is:

                     COMPUTERSHARE TRUST COMPANY OF NEW YORK

                By Mail:                       By Facsimile Transmission:

      Computershare Trust Company            For Eligible Institutions Only
              of New York                            (212) 701-7636
          Wall Street Station
             P.O. Box 1010                  For Confirmation Only Telephone
        New York, NY 10268-1010                      (212) 701-7635


                         By Hand or Overnight Courier:

                           Computershare Trust Company
                                   of New York
                                Wall Street Plaza
                           88 Pine Street, 19th Floor
                               New York, NY 10005


         This letter of transmittal, including the accompanying instructions, should be read carefully before this letter of transmittal is completed.


--------------------------------------------- ------------------ -------------------------- -------------------------
   Name(s) and Address(es) of Registered
    Holder(s) (Please fill in, if blank,                            Total Number of Shares
   exactly as name(s) appear(s) on Share      Share Certificate        Evidenced by Share          Number of Shares
              Certificate(s))                    Number(s)*             Certificate(s)**              Tendered**
--------------------------------------------- ------------------ -------------------------- -------------------------
--------------------------------------------- ------------------ -------------------------- -------------------------


                                              ------------------ -------------------------- -------------------------
                                              ------------------ -------------------------- -------------------------


                                              ------------------ -------------------------- -------------------------
                                              ------------------ -------------------------- -------------------------


                                              ------------------ -------------------------- -------------------------
                                              ------------------ -------------------------- -------------------------


                                              ------------------ -------------------------- -------------------------
                                              ------------------ -------------------------- -------------------------
                                  Total Shares
                                    Tendered:
--------------------------------------------- ------------------ -------------------------- -------------------------

*** Indicate in this box the order (by certificate number) in which shares are to be purchased in the event of proration (attach additional signed list if necessary): 1st:
2nd:
3rd:
4th:
[ ] Check here if shares are lost.

*    Need not be completed if shares are delivered by book-entry transfer.

** If you desire to tender fewer than all shares evidenced by certificates listed, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

*** If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the depositary. See Instruction 8.

                 WHEN THIS LETTER OF TRANSMITTAL SHOULD BE USED:

         You should complete this letter of transmittal only if

o you are including with this letter of transmittal certificates representing the shares that you are tendering (or the certificates will be delivered pursuant to a notice of guaranteed delivery you have previously sent to the depositary); or

o you are currently tendering shares by book-entry transfer to the account maintained by the depositary at The Depository Trust Company (the "book-entry transfer facility") pursuant to Section 3 of the Offer to Purchase up to 5,000,000 shares of common stock of Five Star Products, Inc. (the "Offer to Purchase") and you are not
              (1) using an agent's message (as defined in Instruction 2) or (2) providing the acknowledgment required by the automated tender offer program.

         If you want to tender your shares into the offer but (1) your certificates are not immediately available, (2) you cannot deliver all documents required by this letter of transmittal to the depositary before the offer expires, or (3) you cannot comply with the procedure for book-entry transfer on a timely basis, you can still tender your shares if you comply with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

         For this letter of transmittal to be validly delivered, it must be received by the depositary at the above address before the offer expires (in addition to the other requirements detailed in this letter and its instructions). Delivery of this letter of transmittal to another address will not constitute a valid delivery. Deliveries to Five Star Products, Inc. or the book-entry transfer facility, will not be forwarded to the depositary and will not constitute a valid delivery

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                ADDITIONAL INFORMATION REGARDING TENDERED SHARES

[ ] Check here if tendered shares are being delivered by book-entry transfer made to an account maintained by the depositary with the book-entry facility and compete the following information (only financial institutions that are participants in the system of any book-entry transfer facility may deliver shares by book-entry transfer).

Name of Tendering Institution:

Account Number:

Transaction Code Number:



[ ] Check here if tendered shares are being delivered pursuant to a notice of guaranteed delivery previously sent to the depositary and complete the following:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

Account Number:


-----------------------------------------------------------    ---------------------------------------------------------
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
                         ODD LOTS                                                 CONDITIONAL TENDER
                   (See Instruction 7)                                           (See Instruction 14)

Complete  this section  only if you own, or are  tendering
on  behalf  of a  person  who  owns,  beneficially  or  of     You may  condition  your  tender  of shares on Five Star
record,  an  aggregate  of fewer  than 100  shares and are     Products,  Inc. purchasing a specified minimum number of
tendering all of your shares.                                  your tendered  shares,  all as described in Section 6 of
                                                               the Offer to  Purchase.  Unless  the  minimum  number of
You either (check one box):                                    shares  you  indicate  below is  purchased  by Five Star
                                                               Products,  Inc.  in the  offer,  none of the  shares you
[ ] are the beneficial or record owner of an aggregate         tendered will be purchased.  It is your responsibility to
    of fewer than 100 shares, all of which are being           calculate that minimum number of shares that mubt be
    tendered; or                                               purchased if any are purchased, and you are urged to
                                                               consult your own tax advisor before completing this
                                                               section.  Unless this bos has been checked and a minimum
                                                               number of shares specified, your tender will be deemed
                                                               unconditional.

[ ] are a broker, dealer, commercial bank, trust               [ ]  The minimum number of shares that must be purchased,
    company, or other nominee that (a) is tendering for              if any are purchased, is: _________ shares.
    the beneficial owner(s), shares will respect to
    which it is the record holder, and (b) believes,
    based upon representations made to it by the               [ ]  If because of proration the minimum number of shares
    beneficial owner(s), that each such person is the               that you designated above will not be purchased, Five
    beneficial owner of an aggregate of fewer than 100              Star Procuts, Inc. may accept conditional tenders by
    shares and is tendering all of the shares.                      random lot, if necessary.  However, to be eligible for
                                                                    purchase by random lot, you must have tendered all your
                                                                    shares and checked this box:

                                                               [ ]  The tendered shares represent all shares held by me.

-----------------------------------------------------------    ---------------------------------------------------------
-----------------------------------------------------------    ---------------------------------------------------------
               SPECIAL PAYMENT INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
              (See Instructions 5, 6 and 9)                                 (See Instructions 5, 6 and 9)

Complete  this box only if you want  certificate(s)            Complete this box only if you want certificate(s) for
shares not tendered or not purchased and/or the check          shares not tendered or not purchased and/or any check
for the purchase price to be issued in the name of             for the purchase price to be mailed or sent to someone
someone other than you.                                        other than you or to you at an address other han that
                                                               designated earlier.

Issue:   [  ]  Check       [  ]  Certificate(s) to:            Mail:    [  ]  Check       [  ]  Certificate(s) to:

Name:    ------------------------------------------            Name:  -------------------------------------------------
                      (Please Print)                                                (Please Print)
Address
       ----------------------------------------------          Address ------------------------------------------------

-----------------------------------------------------          --------------------------------------------------------
                    (Include Zip Code)                                            (Include Zip Code)

-----------------------------------------------------
       (Tax Identification or Social Security No.)
                (See Substitute Form W-9)


Five Star Products, Inc. has no obligation, pursuant to the "Special Payment Instructions," to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares endered by book-entry transfer, if Five Star Products, Inc. does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.


-----------------------------------------------------------    ---------------------------------------------------------


           NOTE: SIGNATURES MUST BE PROVIDED IN THE BOX BELOW LABELED "IMPORTANT -- STOCKHOLDERS SIGN HERE" IF YOU WANT TO TENDER YOUR SHARES.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

To Computershare Trust Company of New York

         The undersigned hereby tenders to Five Star Products, Inc., a Delaware corporation, the above-described shares of Five Star Products, Inc.'s common stock, par value $0.01 per share, at a price per share of $0.21, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 6, 2004, receipt of which is hereby acknowledged, and in this letter of transmittal which, as they may be amended or supplemented from time to time, together constitute the offer. Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, Five Star Products, Inc. all right, title and interest in and to all shares tendered and orders the registration of all shares if tendered by book-entry transfer and irrevocably constitutes and appoints the depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the depositary also acts as the agent of Five Star Products, Inc., with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to

         a. deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Five Star Products, Inc. upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to the shares;

         b. present certificates for the shares for cancellation and transfer on Five Star Products, Inc.'s books; and

         c. receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the offer.

         The undersigned covenants, represents and warrants to Five Star Products, Inc. that:

         1. the undersigned has full power and authority to tender, sell, and transfer the shares tendered hereby and when and to the extent accepted for payment, Five Star Products, Inc. will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

         2. the undersigned understands that tenders of shares pursuant to any one of the procedures described in the Section 3 of the Offer to Purchase and in the instructions to this letter of transmittal will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, in the shares or equivalent securities at least equal to the shares being tendered, and (b) the tender of shares complies with Rule 14e-4;

         3. the undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or Five Star Products, Inc. to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

         4. the undersigned has read, understands and agrees to all of the terms of the offer.

         The undersigned understands that Five Star Products, Inc.'s acceptance of shares tendered pursuant to any one of the procedures described in the
Section 3 of the Offer to Purchase and in the instructions to this letter of transmittal will constitute a binding agreement between the undersigned and Five Star Products, Inc. upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will Five Star Products, Inc. pay interest on the purchase price, including without limitation, by reason of any delay in making payment.

         The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates evidencing shares tendered. The certificate numbers, the number of shares evidenced by the certificates and the number of shares that the undersigned wishes to tender should be set forth in the appropriate boxes above.

         All shares properly tendered and not properly withdrawn will be purchased, subject to the conditions of the offer and the "odd lot" priority, proration and conditional tender provisions described in the Offer to Purchase. Shares not purchased because of proration or conditional tenders will be returned without expense to the stockholder.

         The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, Five Star Products, Inc. may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above. The undersigned acknowledges that Five Star Products, Inc. has no obligation, pursuant to the "Special Payment Instructions" box, to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if Five Star Products, Inc. does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

         The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above.

         All authority conferred or agreed to be conferred by this letter of transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

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                                    IMPORTANT
                             STOCKHOLDERS SIGN HERE
         (PLEASE COMPLETE AND RETURN THE ATTACHED SUBSTITUTE FORM W-9.)

Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.



                           (Signature(s) of Owner(s))

Dated                                        , 2004
     ---------------------------------------


Name(s):
                                                    (Please Print)
Capacity (full title):

Address:




                               (Include Zip Code)

Daytime Area Code and Telephone Number:

Tax Identification or Social Security Number:
                                                     (See Substitute Form W-9)
-------------------------------------------------------------------------------

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                            GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)


Authorized Signature:

Name:

                                 (Please Print)

Title:

Name of Firm:

Address:


                               (Include Zip Code)

Daytime Area Code and Telephone Number:

Dated:                              , 2004
       -----------------------------


--------------------------------------------------------------------------------

        TO BE COMPLETED BY ALL TENDERING REGISTERED HOLDERS OF SECURITIES SUBSTITUTE REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
                                    FORM W-9

U.S. holders should complete the substitute Form W-9 below. Non-U.S. holders should complete an appropriate Form W-8BEN, which can be obtained from the Depositary or from the Internal Revenue Service website, www.irs.gov. Please see the instructions to Form W-8BEN or consult your own tax advisers regarding the appropriate Form W-8 to be submitted.

PAYER: Computershare Trust Company of New York
-------------------------------------------------------------------------------
SUBSTITUTE                   Name (sole proprietors must provide individual's
Form W-9                     name):
                             ---------------------------------------------------
                             ---------------------------------------------------
Department of Treasury Business name, if different from above:
Internal Revenue Service

Payor's Request for
Taxpayer Identification
Number ("TIN") and
Certification
                             ---------------------------------------------------
                             ---------------------------------------------------
                             Address:


                             ---------------------------------------------------
                             ---------------------------------------------------

                             ---------------------------------------------------
                             ---------------------------------------------------
      Part 1-PLEASE PROVIDE YOUR TIN IN THE                 TIN:
      BOX AT THE RIGHT AND CERTIFY BY Social Security       -------------------
      Number or SIGNING AND DATING BELOW. See the           Social Security
      Employer Identification Number enclosed "Guidelines   Number or Employer
      For Certification of Taxpayer Identification Number   Identification
      on Substitute W-9" for instructions.                  Number

      --------------------------------------------------------------------------
      Part 2-If you are exempt from backup    Part 3-If your are awaiting TIN,
      withholding, please check the box:?     check Box and complete
                                              "Certificate of Awaiting Taxpayer
                                              Identification Number" below:?
      ------------------------------------------------------------------

      Part 4-CERTIFICATION-Under penalties of perjury, I certify that:

      (1) The number shown on this form is my correct
      Taxpayer Identification Number (or I am waiting for a number to be issued to me),

      (2) I am not subject to backup withholding because
      (i) I am exempt from backup withholding,(ii) I have not been notified by the Internal Revenue Service
      (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (iii) the IRS, has notified me that I am no longer subject to backup withholding, and,

      (3) l am a U.S. person (including a U.S. resident alien).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CERTIFICATION INSTRUCTIONS-You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another certification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

SIGNATURE _________________________________________ DATED______________________

NAME (Please Print)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ADDRESS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION O F TAXPAYER IDENTIFICATION NUMBER O N SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
PART 3 OF THE SUBSTITUTE FORM W-9.

 -------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

        Signature _________________________________________________ Dated______

 -------------------------------------------------------------------------------

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. Depending on how the certificates for your shares are registered and to whom you want payments or deliveries made, you may need to have the signatures on this letter of transmittal guaranteed by an eligible guarantor institution. No signature guarantee is required if either:

                  (a) this letter of transmittal is signed by the registered holder(s) of the shares tendered exactly as the name of the registered holder(s) appears on the certificate(s) for the shares and payment and delivery are to be made directly to the holder, unless the holder has completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

                  (b) the shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

         In all other cases, including if you have completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, an eligible guarantor institution must guarantee all signatures on this letter of transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 5.

2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. For your shares to be properly tendered, either (1) or (2) below must happen:

                  (1) The depositary must receive all of the following at its address above in this letter of transmittal before or on the date Five Star's offer expires:

o one of (a) the certificates for the shares, or (b) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2;

o one of (a) properly completed and executed letter of transmittal or a manually executed facsimile of it, including any required signature guarantees, (b) an "agent's message" of the type described in this Instruction 2 in the case of a book-entry transfer or (c) a specific acknowledgement in the case of a tender through the "automated tender offer program" described in this Instruction 2, and

o    any other documents required by this letter of transmittal.

                  (2) You must comply with the guaranteed delivery procedure set forth below.

         Book-Entry Delivery. Any institution that is a participant in the book-entry transfer facility's system may make book-entry delivery of the shares by causing the book-entry transfer facility to transfer shares into the depositary's account in accordance with the book-entry transfer facility's procedures for transfer. Delivery of this letter of transmittal or any other required documents to the book-entry transfer facility does not constitute delivery to the depositary.

         Agent's Message. The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgement from the participant in the book-entry transfer facility tendering the shares that such participant has received and agrees to be bound by the terms of this letter of transmittal and that Five Star Products, Inc. may enforce such agreement against them.

         Automated Tender Offer Program. Participants in the book-entry transfer facility may also tender their shares in accordance with the automated tender offer program to the extent it is available to them for the shares they wish to tender. A stockholder tendering through the automated tender offer program must expressly acknowledge that the stockholder has received and agrees to be bound by this letter of transmittal and that we may enforce such agreement against them.

         Guaranteed Delivery. If you want to tender your shares but your share certificate(s) are not immediately available or cannot be delivered to the depositary before the offer expires, the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the depositary before the offer expires, your shares may still be tendered, if all of the following conditions are satisfied:

o    the tender is made by or through an eligible guarantor institution;

o the depositary receives by hand, mail, overnight courier or facsimile transmission, before the expiration date, a properly completed and duly executed notice of guaranteed delivery in the form provided with this letter of transmittal, including (where required) a guarantee by an eligible guarantor institution in the form set forth in the notice of guaranteed delivery; and

o all of the following are received by the depositary within three business days after the date of receipt by the depositary of the notice of guaranteed delivery:

o one of (a) the certificates for the shares, or (b) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2; and

o one of (a) properly completed and executed letter of transmittal or a manually executed facsimile of it, including any required signature guarantees, (b) an "agent's message" of the type described in this Instruction 2 in the case of a book-entry transfer or (c) a specific acknowledgement in the case of a tender through the "automated tender offer program" described in this Instruction 2; and

o    Any other documents required by this letter of transmittal.

         The method of delivering all documents, including certificates for shares, the letter of transmittal and any other required documents, is at your election and risk. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended, in all cases, sufficient time should be allowed to ensure timely delivery.

         Except as specifically permitted by Section 6 of the Offer to Purchase, Five Star Products, Inc. will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this letter of transmittal or a manually signed facsimile of this letter of transmittal, waive any right to receive any notice of the acceptance of their tender.

3. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this letter of transmittal.

4. Partial Tenders and Unpurchased Shares. (This paragraph does not apply to stockholders who tender by Book-Entry Transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" in this letter of transmittal, as soon as practicable after the expiration date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the depositary will be deemed to have been tendered.

         If any tendered shares are not purchased or are properly withdrawn, or if less than all shares evidenced by a stockholder's certificates are tendered, certificates for unpurchased shares will be returned as soon as practicable after the expiration or termination of the tender offer or the proper withdrawal of the shares, as applicable. In each case, shares will be returned or credited without expense to the stockholder.

5.       Signatures on Letter of Transmittal; Stock Powers and Endorsements.

                  Exact Signature. If this letter of transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

                  Joint Holders. If the shares tendered are registered in the names of two or more joint holders, each holder must sign this letter of transmittal.

                  Different Names On Certificates. If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal (or manually signed facsimiles) as there are different registrations of certificates.

                  Endorsements. When this letter of transmittal is signed by the registered holder(s) of the shares tendered, no endorsements of certificates representing the shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an eligible institution.

                  If this letter of transmittal is signed by a person other than the registered holder(s) of the certificates listed, or if payment is to be made or certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificates, and the signatures on the certificates or stock powers must be guaranteed by an eligible institution. See Instruction 1.

                  Signatures of Fiduciaries. If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to Five Star Products, Inc. of his or her authority to so act.

6. Stock Transfer Taxes. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover tax stamps need accompany this letter of transmittal. Five Star Products, Inc. will pay any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the offer. If, however,
(a) payment of the purchase price is to be made to any person other than the registered holder(s); (b) shares not tendered or rejected for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or (c) certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this letter of transmittal, then the depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

7. Odd Lots. If Five Star Products, Inc. is to purchase fewer than all shares properly tendered and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any stockholder who owns, beneficially or of record, an aggregate of fewer than 100 shares and who tenders all of the holder's shares. This preference will not be available unless the section captioned "Odd Lots" is completed. See Section 1 of the Offer to Purchase.

8. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders can specify in the "Description of Shares Tendered" box of this letter of transmittal the order in which specified

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portions of their shares will be purchased if, as a result of the proration provisions or otherwise, some but not all of the tendered shares are purchased in the tender offer. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See Sections 1 and 14 of the Offer to Purchase.

9. Special Payment and Delivery Instructions. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this letter of transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this letter of transmittal, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" of this letter of transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

10. Irregularities. All questions as to the number of shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by Five Star Products, Inc. in its sole discretion and that determination will be final and binding on all parties. Five Star Products, Inc. reserves the absolute right to reject any or all tenders of any shares that it determines are not in proper form or the acceptance for payment of or payment for which it determines may be unlawful. Five Star Products, Inc. also reserves the absolute right to waive any of the conditions of the tender offer or any defect or irregularity in any tender with respect to any particular shares or any particular stockholder, and Five Star Products, Inc.'s interpretation of the terms of the tender offer (including these Instructions) will be final and binding on all parties. No tender of shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering stockholder or waived by Five Star Products, Inc. Unless waived, any defects and irregularities in connection with tenders must be cured within the time period, if any, Five Star Products, Inc. determines. Neither Five Star Products, Inc., nor any of the depositary or any other person will be under any duty to give notification of any defects or irregularities in any tender or incur any liability for failure to give any such notification.

11. Questions and Requests for Assistance and Additional Copies. Questions and requests for additional copies of the Offer to Purchase, the letter of transmittal or the notice of guaranteed delivery may be directed to the Depositary at the telephone number and address set forth on the back page of the Offer to Purchase and set forth below.

12. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a stockholder whose tendered shares are accepted for purchase, or the stockholder's assignee (in either case, the "payee"), provide the depositary with the payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a payee who is an individual, is the payee's social security number. If the depositary is not provided with the correct TIN or an adequate basis for an exemption, the payee may be subject to penalties imposed by the IRS and backup withholding in an amount equal to 28% of the gross proceeds received pursuant to the offer. If withholding results in an overpayment of taxes, a refund may be obtained.

         To prevent backup withholding, each payee must provide the payee's correct TIN by completing the Substitute Form W-9 set forth in this letter of transmittal, certifying that the TIN provided is correct (or that the payee is awaiting a TIN) and that:

o    the payee is exempt from backup withholding, or

o the payee has not been notified by the Internal Revenue Service that the payee is subject to backup withholding as a result of a failure to report all interest or dividends, or

o the Internal Revenue Service has notified the payee that the payee is no longer subject to backup withholding.

         If the payee lacks a TIN, the payee should

o consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN, and

o    write "APPLIED FOR" in the box in Part 1 of the Substitute Form W-9, and

o sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document.

         If the payee does not provide the payee's TIN to the depositary within sixty (60) days, backup withholding will begin and continue until the payee furnishes the payee's TIN to the depositary. Note that writing "APPLIED FOR" on the Substitute Form W-9 means that the payee has already applied for a TIN or that the payee intends to apply for one in the near future.

         If shares are held in more than one name or are not in the name of the actual owner, consult the W-9 guidelines for information on which TIN to report.

         Exempt payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee should write "Exempt" in Part 2 of the Substitute Form W-9. See the enclosed W-9 guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit a completed IRS Form W-8 Certificate of Foreign Status or a Substitute Form W-8, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the depositary.

         Non-United States holders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

13. Lost, Stolen, Destroyed or Mutilated Certificates. If any certificate representing shares of Five Star Products, Inc. common stock has been lost, stolen or destroyed, the Stockholder should immediately complete, sign, and check the box on page 2 for lost shares in this letter of transmittal and deliver it to Computershare Trust Company of New York together with any certificates of Five Star Products, Inc. common stock then in the stockholder's possession. Include also a letter indicating that some or all stock certificates have been lost, stolen or destroyed and explain the circumstances, if possible, under which the certificates were lost, stolen or destroyed. Computershare Trust Company of New York will, upon receipt thereto, contact such stockholder with instructions as to how to proceed. Replacement takes additional time, so therefore we urge you to take prompt action. All costs and expenses associated with the processing of the replacement certificates for those claimed as lost, stolen or destroyed, including the cost of indemnity, will be paid by the stockholder making such claim.

14. Conditional Tender. As described in Section 6 of the Offer to Purchase, you may tender shares subject to the condition that all or a specified minimum number of your shares tendered pursuant to this letter of transmittal or a notice of guaranteed delivery must be purchased if any shares tendered are purchased.

         If you wish to make a conditional tender you must indicate this in the box captioned "Conditional Tender" in this letter of transmittal or, if applicable, the notice of guaranteed delivery. In the box in this letter of transmittal or the notice of guaranteed delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased if any are to be purchased.

         As discussed in Section 6 of the Offer to Purchase, proration may affect whether Five Star Products, Inc. accepts conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased. If we are able to purchase all of the remaining tendered shares and the number that we would purchase would be below 5,000,000, and as a result, the minimum number of shares that you designate will not be purchased, Five Star Products, Inc. may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and check the box so indicating. Upon selection by lot, if any, Five Star Products, Inc. will limit its purchase in each case to the designated minimum number of shares.

         All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The conditional tender alternative is made available so that a stockholder may seek to structure the purchase of shares pursuant to the offer in such a manner that the purchase will be treated as a sale of such shares by the stockholder, rather than the payment of a dividend to the stockholder, for federal income tax purposes. If you are an odd lot holder and you tender all of your shares, you cannot conditionally tender, since your shares will not be subject to proration. It is the tendering stockholder's responsibility to calculate the minimum number of shares that must be purchased from the stockholder in order for the stockholder to qualify for sale rather than dividend treatment. Each stockholder is urged to consult his or her own tax advisor.